UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 26, 2004

RemedyTemp, Inc.

(Exact Name of Registrant as Specified in Charter)

California	000-20831	95-2890471
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Enterprise
Aliso Viejo, California 92656

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 425-7600

(Former Name or Former Address, if Changed Since Last Report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     On August 26, 2004, RemedyTemp, Inc. (the “Company”) filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission. A copy of the Company’s press release with respect thereto is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99.1, as listed on the Exhibit Index (following this Report’s signature page), is filed with this Report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEDYTEMP, INC. (Registrant)
Date: August 26, 2004	By:	/s/ Greg Palmer
Greg Palmer
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of RemedyTemp, Inc. dated August 26, 2004.

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